SCUDDER
                                                                     INVESTMENTS

Investors Cash Trust

Government Securities Portfolio
Treasury Portfolio

Supplement to Prospectuses
Dated July 27, 2001
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Main Investment Strategy

The following information replaces the second paragraph provided under each section entitled "The Portfolio's Goal and Main Strategy."

The portfolio may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the fund buys must meet the rules for money market fund investments.



March 25, 2002